UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  October 16, 1998


                        Commission File Number:  0-22993


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                            INDUS INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               94-3273443
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


  60 Spear Street, San Francisco, California                       94105
   (Address of principal executive offices)                     (Zip code)


                                 (415) 904-5000
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

On October 16, 1998, Christopher M. Lane resigned from the Board of Directors of Indus International, Inc. Mr. Lane has been a member of the Board of Directors of Indus International, Inc. and held the position of President of Strategy and Product Development since August 25, 1997, the effective date of the merger of Indus Group, Inc. with TSW International, Inc. Prior to the merger, Mr. Blend was President and Chief Executive Officer for TSW International, Inc. Mr. Lane will continue to serve as a consultant to Indus International, Inc.

On October 20, 1998, Richard W. MacAlmon resigned from the Board of Directors of Indus International, Inc. Mr. MacAlmon has been a member of the Board of Directors of Indus International, Inc. and held the position of Senior Vice President since August 25, 1997, the effective date of the merger of Indus Group, Inc. with TSW International, Inc. Prior to the merger, Mr. MacAlmon was Senior Vice President of Marketing for The Indus Group, Inc. Mr. MacAlmon will continue to serve as Vice President to Indus International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDUS INTERNATIONAL, INC.
                                                         (Registrant)


Date:  November 2, 1998
/s/ Albert J. Wood
                                                        Albert J. Wood
                                                 Vice President of Finance and
                                                          Treasurer